Acquisition of Artesyn Embedded Power

Creating a Pure-Play Power House

Advanced Energy

May 15, 2019

Yuval Wasserman
President & CEO

Paul Oldham
EVP & CFO

Safe Harbor Statement

Statements in this presentation regarding the proposed transaction between Advanced Energy, Artesyn Embedded Technologies, Inc. ("Artesyn") and its owners , the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Advanced Energy's or Artesyn's managements' future expectations, beliefs, goals, plans, aspirations or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "will," "projects," "intends," "believes," "plans," "anticipates," "expects," "estimates," "forecasts," "continues" and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: (1) the ability to consummate the transaction; (2) the ability of the owners of Artesyn to successfully complete the business division reorganization whereby Artesyn's Embedded Computing and Consumer businesses would be divested into two new separate companies; (3) risks that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals for the transaction from governmental authorities are not obtained; (4) litigation relating to the transaction; (5) the ability of Advanced Energy to successfully integrate Artesyn's operations and employees; (6) the risks that the transition services and interim contract manufacturing arrangements among the parties operate as planned; (7) unexpected costs, charges or expenses resulting from the transaction; (8) risks that the proposed transaction disrupts the current plans and operations of Advanced Energy and Artesyn; (9) the ability to realize the projected revenue, addressable market, synergy, earnings, EPS, margin expansion, cost savings and de-levering estimates and goals as described above and in the investor presentation; (10) competition from larger and more established companies in Artesyn's markets; (11) Advanced Energy' s ability to successfully grow Artesyn's business; (12) potential adverse reactions (including customer reaction) or changes to business relationships resulting from the announcement or completion of the transaction; (13) the availability and terms of the financing to be incurred in connection with the transaction; (14) the retention of key employees; (15) legislative, regulatory, tariff and economic developments, including changing business conditions in the industrial power supply industry overall and the economy in general as well as financial performance and expectations of Advanced Energy's and Artesyn's existing and prospective customers, and the other factors described in Advanced Energy's Annual Report on Form 10-K for the year ended December 31, 2018 and its most recent quarterly report filed with the SEC. Advanced Energy disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation on May 15, 2019.

Creating a Pure-Play *Power House*

AE to acquire Artesyn Embedded Power for $400 million in total consideration

TRANSFORM & EXPAND

STRATEGIC FIT

VALUE CREATION



A Highly Strategic and Transformative Acquisition

TRANSFORM & EXPAND	▪ **GLOBAL PLATFORM** with $1.3 billion[(1)] of revenue and a global presence across critical technologies and markets ▪ **EXPANDS SAM BY 3X** to $7.5 billion[(2)] by adding new attractive growth verticals in Datacenter, 5G infrastructure, Industrial and Medical
STRATEGIC FIT	▪ **HIGHLY COMPLEMENTARY** technologies, product portfolios and shared core competencies ▪ **BROADENS AND DIVERSIFIES** Advanced Energy into multiple, stable growth verticals and customers
VALUE CREATION	▪ **ACCELERATED EARNINGS GROWTH** with expected near-term synergies of >$20 million, driving projected annual accretion of >$0.80/share in 18-24 months and >$1.50/share long-term[(3)] ▪ **ATTRACTIVE DEAL ECONOMICS** with a purchase price of ~5x synergy-adjusted EBITDA[(4)] and meaningful opportunities for margin expansion

Creates a Pure-Play Power House with Global Platform for Accelerated EPS Growth

(1) Pro forma combined revenue in 2018
(2) Source: Micro-Tech Consultants Global Switching Power Supply Industry Report, VLSI Research reports and management estimates
(3) All synergies and accretions are on non-GAAP basis; please see our non-GAAP and Adjusted Financial Measure statement for more details
(4) Transaction value divided by 2018 EBITDA plus pre-tax synergies of $20 million

At a Glance: Artesyn Embedded Power (Artesyn EP)

WHO IS ARTESYN EMBEDDED POWER

- One of the World's largest suppliers of power conversion technologies and products
- Market leader of highly-engineered, application-specific power supplies in demanding equipment applications
- Highly valued as a trusted technology partner to key OEM customers
- Solid macro drivers supporting growth in 2019 and beyond

LARGE MARKET OPPORTUNITIES

Artesyn EP SAM[1] = $5.2B


Medical
Telecom & Networking
Industrial Tech
Servers & Storage

BALANCED MARKET EXPOSURE

2018 Revenues by Markets


Semi
Medical
Telecom & Networking
Industrial Tech
Server & Storage

DIVERSE CUSTOMER MIX

Customer Mix


Others
Top 10

GLOBAL REACH

Regional Mix


EMEA
U.S.
Rest of Asia
Rest of Americas
Hong Kong
China

KEY HIGHLIGHTS

2018 Sales:	2018 Adj. EBITDA:	Fortune 500 Customers:	Direct Customers:	Employees:	Technical Team:
$593 Million	$55 Million	20	~200	~9,500	>700

(1) Source: Micro-Tech Consultants Global Switching Power Supply Industry Report and management estimates

Artesyn EP's Products and Customers

MARKETS	PRODUCTS	CUSTOMERS
TELECOM & NETWORKING	 High-Efficiency Rectifier; Telcom Power System; DC-DC Board Mounted Power	Microsoft, Google, GE, DELL Technologies, Arrow, Samsung, Motorola Solutions, Cisco, facebook
SERVER & STORAGE	 Server Power Supply; Digital DC-DC Modules	AVNET Reach Further, Ericsson, Advantest, Abbott, IBM, Nokia
INDUSTRIAL & MEDICAL	 Configurable; Industrial Bulk; Open Frame	Nidec, Philips, Huawei, UR, Hewlett Packard Enterprise, Tektronix

A Global Platform with Unmatched Capabilities

	Advanced Energy	ARTESYN EP
2018 Revenues	$719 million	$593 million
Families of Products	Plasma Power Generation High Voltage Power Supplies Power Controls & Metrology	AC-DC Power Supplies DC-DC Conversion Solutions
Leading Market Positions	Semiconductor Equipment Advanced Materials Industrial Industrial Production	Datacenter & IT infrastructure Telecommunication Industrial & Medical
Year Originally founded	1981	1968[1]
R&D as % of Sales	>10%[2]	~9%
Patent Portfolio	290	>310
Manufacturing Sites	2	3

Expands AE's Technologies, Products, Markets and Operations

(1) Founding year of Artesyn's predecessor Computer Products, Inc.
(2) Based on 2018 non-GAAP financial measures

Triples AE's SAM and Diversifies AE's Presence

3X EXPANSION TO AE'S SAM



AE Current SAM(1) = $2.5B
Medical
Industrial Tech
Semi
New SAM(1) = $7.5B
Medical
Industrial Tech
Semi
Telecom & Networking
Servers & Storage

Strategic Benefits:

- Instantly broadens AE's market presence to multiple verticals
- New verticals help balance the volatility in the semiconductor equipment cycle
- Reduces customer concentration
- Creates a balanced and diversified platform for stable growth



REDUCES CUSTOMER CONCENTRATION



AE's Customer Mix in 2018
Others
AMAT
LRCX
2018 Pro Forma Customer Mix(1)
Others
AMAT
LRCX
Next 5 Customers

(1) Pro forma revenue and customer mix are calculated based on 2018 reported results; service revenue is broken down and included in each of the market vertical. Source: Micro-Tech Consultants Global Switching Power Supply Industry Report, VLSI Research reports and management estimates

Strong Macro Growth Drivers Across All Verticals

Data Economy

DATACENTER HYPERSCALE

- Growing cloud adoption across enterprise IT
- Increased workload driven by AI & ML
- Power cost and efficiency increasingly important



5G WIRELESS INFRASTRUCTURE

- Delivering up to 100X faster speed than 4G/LTE
- A key enabler for IoT communication
- Increased complexity and power density



INDUSTRIAL AND MEDICAL

- Intelligent power and connectivity in industrial
- Demand for zero failure in medical
- Increased precision and power controls



SEMICONDUCTOR EQUIPMENT

- Increased device complexity
- New materials and processes enable scaling
- Higher power & more complex power topology



Transaction Details

TRANSACTION CONSIDERATION	▪ Total purchase price of $400 million, including approx. $364 million in cash and approx. $36 million of assumed liabilities, subject to final adjustment[(1)] ▪ Agreement covers Artesyn Embedded Power business, but excludes Embedded Computing and Consumer businesses
SOURCE OF FUNDS	▪ Committed financing of $350 million unsecured Term A loan, plus cash from balance sheet ▪ Renewal of an unused $150 million line of credit
TRANSACTION VALUE	▪ Represents ~0.7x 2018 revenue and ~5x synergies-adjusted 2018 EBITDA[(2)]
EXPECTED SYNERGIES	▪ Over $20 million of annualized synergies in 18-24 months with a long-term path for over $40 million of annualized synergies ▪ De-lever Balance Sheet to enhance earnings growth
TIMING AND APPROVAL	▪ Estimate to close in second half of 2019 ▪ Limited regulatory approvals and other customary closing conditions

(1) Under the terms of the Share Purchase Agreement, actual cash payment will be subjected to final adjustments to the valuation of such liabilities and adjustments to reflect working capital as of the closing
(2) Transaction value divided by 2018 sales and 2018 EBITDA plus pre-tax synergies of $20M

Path for Accelerating EPS Growth

ARTESYN EP GROSS MARGINS



>28%
26%
23%
Deal Close(2)
18-24 month(4)
Long-term(4)

EXPECTED ANNUALIZED SYNERGIES



>$40M
>$20M
Deal Close
18-24 month(4)
Long-term(4)

ARTESYN EP ADJUSTED OPERATING MARGINS[1]



>13%
9%
5%
Deal Close(2)
18-24 month(4)
Long-term(4)

PROJECTED EARNINGS ACCRETION



>$1.50
>$0.80
$0.36
Deal Close(3)
18-24 month(4)
Long-term(4)

Target to Meaningfully Accelerate Margin Expansion and Earnings Accretion

(1) Definition of Artesyn Adjusted financial measures can be found in the non-GAAP and Adjusted Financial Measure statement
(2) Margins at deal close are calculated based on adjusted 2018 results plus $4M of transactional costs related to the acquisition
(3) Earnings accretion at deal close are calculated based on 2018 adjusted operating profits, $4M of transactional costs, the full cost of debt interest expenses, an estimate tax rate of 25% for this business, and AE's reported Q1 2019 diluted share count

(4) 18-24 month and long-term targets are illustrations and should not be treated as forecasts or projections or financial guidance. We cannot assure you that we will be able to accomplish any of these goals, metrics or opportunities at any point in the future (if at all), all of which are subject to significant risks and uncertainties. Please refer to our Safe Harbor statements for more details.

Deliver Top Quartile Industrial Technology Financial Performance

	Advanced Energy	Artesyn EP	Combined with Synergies[(2)]	Long-term Targets[(3)]
2018 Revenues	$719 million	$593 million	$1,312 million	>$1,500 million
Gross Profits[(1)] ***Margins %***	$368 million *51.2%*	$140 million *23.5%*	$517 million *39.4%*	>40%
Operating Income[(1)] ***Margins %***	$195 million *51.2%*	$30 million *5.1%*	$246 million *18.7%*	>20%
EBITDA[(1)] ***Margins %***	$203 million *28.3%*	$55 million *9.3%*	$278 million *21.2%*	>23%
Non-GAAP EPS[(1)]	$4.37	+$0.36	>$5.17	>$6.50

Targeting to Achieve Double-Digit-% Earnings Growth

(1) These are non-GAAP and Adjusted financial measures; see our non-GAAP statement for additional disclosures around these measures
(2) Combined with synergies are hypothetical examples calculated by combining 2018 financials , plus pre-tax synergies of $20M

(3) Long-term targets and Aspirational Goals are illustrations and should not be treated as forecasts or projections or financial guidance. We cannot assure you that we will be able to accomplish any of these goals, metrics or opportunities at any point in the future (if at all), all of which are subject to significant risks and uncertainties. Please refer to our Safe Harbor statements for more details.

Significant Financial Value Creation

LOW COST OF FUNDING

Low Cost of Debt financing	**Libor +75bps[1]**
Debt financing as % of total cash outlay[2]	**~90%**

Low cost financing covers majority of the cash outlay

ATTRACTIVE VALUATION

2018 EV/revenue	**~0.7x**
2018 EV/EBITDA with synergies[3]	**~5x**
2018 P/E with synergies[4]	**~10x**

A well-priced transaction with near-term synergies

BETTER THAN BUYBACKS

Calculated accretions to non-GAAP EPS at semi mid-cycle[5]:

Buyback	**12%**
Transaction before synergies	**13%**
Transaction with synergies	**31%**

Substantially better accretion across cycle

Accretive to Earnings on Day 1, with Synergies Driving Meaningful Value Creation

(1) Loans under the Revolver bear interest at LIBOR plus a margin of 0.75% to 1.75% based on our net leverage ratio. Unused fees are payable to the lenders in an amount equal to the unused portion of the Revolver at a rate of 0.10% to 0.25% based on our net leverage ratio.
(2) Based on estimate cash portion of the transaction plus deal related costs
(3) Hypothetical example calculated by transaction value divided by 2018 Adjusted EBITDA, plus pre-tax synergies of $20M
(4) Hypothetical example calculated by transaction value divided by 2018 Adjusted operating income plus pre-tax synergies of $20M and tax
(5) Hypothetical examples comparing the mid-points of percentage increase to non-GAAP EPS of stock buyback (based on 30-days average ending on May 13) and Artesyn's 2018 calculated adjusted net income with and without synergies, to Q1'18 annualized non-GAAP EPS (semi cycle peak) and Q1'19 annualized non-GAAP EPS (semi cycle trough) excluding the effect of discrete tax benefit.

Capital Structure Transformation

PRE ACQUISITION	
Q1 2019 Ending Cash & Equiv.	$354M
Debt	$0M
Net Cash	$354M
Gross Leverage	None
Net Leverage	None
Cash Deployment	70% acquisition 30% capital return

POST ACQUISITION	
Pro Forma Cash & Equiv.(1)	~$320M
Pro Forma Debt	~$350M
Pro Forma Net Cash(1)	~($30M)
Gross Leverage(2)	~1.6x
Net Leverage(2)	~0.1x
Cash Deployment	1) Debt reduction 2) M&A 3) Opportunistic Share Repurchase

Smart Use of Leverage to Increase Financial Scale and Flexibility

(1) Pro forma cash and net cash are based on Q1 2019 ending cash plus $350M debt raised, $364M cash paid in the transaction and $20M of transactional costs, subject to closing adjustments

(2) Gross and net leverage are calculated based on a pro forma combined adjusted EBITDA of $216M, which is calculated using AE's trailing 12-month adjusted EBITDA plus Artesyn EP's 2018 adjusted EDITDA as of March 2018

Creating a Pure-Play *Power House*

AE to acquire Artesyn Embedded Power for $400 million in total consideration

TRANSFORM & EXPAND

STRATEGIC FIT

VALUE CREATION

Non-GAAP and Adjusted Financial Measures

Advanced Energy's non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, minority interest, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other charges which are not part of the company's usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management's incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company's GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company's results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company's results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8-K regarding this presentation furnished today to the Securities and Exchange Commission.

Artesyn EP's adjusted financial measures, including Adjusted EBITDA, Adjusted Operating Income and Adjusted Operating Margins, exclude the impact of non-cash related charges such as amortization of intangible assets, as well as restructuring expenses, one-time optimization and integration expenses, other income and deductions, management fees to private equity owners of Artesyn, and other non-cash charges. Advanced Energy and Artesyn believe that Artesyn EP's adjusted financial measures are relevant and useful information for the companies and investors to evaluate Artesyn EP's past performance and enterprise value, without the impacts of certain non-cash charges and other charges which are not part of the company's usual operations. Expected synergies and projected earnings accretion stated above are projections based on combination of Advanced Energy's non-GAAP financial measures and Artesyn EP's adjusted financial measures. Neither Advanced Energy nor Artesyn has begun a reconciliation of Artesyn EP's adjusted financial measures to Advanced Energy's non-GAAP measures, and therefore cannot quantify the differences, which may be material. In addition, Advanced Energy will account for the acquisition under the purchase method of accounting, which could result in a new valuation for the assets and liabilities of Artesyn EP. Advanced Energy will not be preparing any pro forma information for the acquisition and financing until the reconciliation and valuation estimates have been prepared.